UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):  April 28, 1998


                                  PlayCore, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-20450                   36-3808989
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                1212 Barberry Drive, Janesville, Wisconsin 53545
          (Address of principal executive offices, including zip code)


                                 (608) 755-4777
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On April 28, 1998, Swing-N-Slid Corp. announced that it had changed its name to PlayCore, Inc. (the "Company"). The new name was approved by the Company's stockholders at a special meeting of stockholders held on April 28, 1998 at the Company's headquarters in Janesville, Wisconsin. A copy of the Company's press released dated April 28, 1998 is included as an exhibit to this filing.


   Item 7.     Financial Statements and Exhibits.

          (b)  Exhibits.

          The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PLAYCORE, INC.



   Date:  April 28 1998            By:   /s/ Richard E. Ruegger
                                        Richard E. Ruegger
                                        Vice President - Finance/
                                        Chief Financial Officer

                                 PLAYCORE, INC.

                            EXHIBIT INDEX TO FORM 8-K
                              Dated April 28, 1998


   Exhibit
     No.                           Description

   (99.1)      Press Release of PlayCore, Inc. dated April 28, 1998.